UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09174

Aegis Value Fund, Inc.

(Exact name of Registrant as specified in charter)

1100 N. Glebe Road, Suite 1040, Arlington, VA  22201

 (Address of principal executive offices) (Zip code)

Scott L. Barbee, 1100 N. Glebe Road., Suite 1040, Arlington, VA  22201

(Name and address of agent for service)

Registrant's telephone number, including area code: (703) 528-7788

Date of fiscal year end: 08/31

Date of reporting period: 02/28/11

Item 1.	Semi-Annual Report to Shareholders

AEGIS Value Fund (AVALX)

SEMI-ANNUAL REPORT
FEBRUARY 28, 2011

Shareholders’ Letter

April 19, 2011

To the Shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund’s Semi-Annual Report for the six months ended February 28, 2011.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to-cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

From inception of the Aegis Value Fund on May 15, 1998 through March 31, 2011, the Fund has posted a cumulative gain of 312.7 percent, compared to a cumulative gain of 152.3 percent in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 111 percent, and the S&P 500 Index of large cap stocks posted a cumulative gain of 50.1 percent.*

For the six-month period ended February 28, 2011, the Fund gained 37.9 percent, outperforming the Russell 2000 Value Index, which increased 34.3 percent. Strong investment performance by Horsehead Holding Corp. and the Fund’s holdings in refining and offshore related energy companies were responsible for a significant portion of the Fund’s performance relative to its benchmark. The Russell 2000 Index gained 37.6 percent while the S&P 500 gained 27.7 percent.

For the most recent performance information, please call us directly at 800-528-3780 or consult your financial advisor. We strongly recommend that you read our first quarter 2011 and other quarterly manager’s letters, which provide additional commentary. For those of you who do not automatically receive our manager’s letter in the mail from your broker, it is available on our website at www.aegisvaluefund.com or by calling us at 800-528-3780. Please be aware that the manager’s letter is not a part of the SEC-mandated Semi-Annual Report contained in this booklet.

We look forward to the opportunity to serve as your investment partner in the coming year.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

* Aegis Value Fund’s one-year, three-year, five-year, ten-year and since inception (5/15/1998) average annual returns for the period ending March 31, 2011 are 26.5%, 10.6%, 6.3%, 11.1%, and 11.6% respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three-year, five-year, ten-year, and since inception (5/15/1998) average annual returns for the period ending March 31, 2011 are 20.6%, 6.8%, 2.2%, 9.0%, and 7.5%. All historical performance returns shown in this shareholders’ letter for the Aegis Value Fund Inc. are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis Value Fund is offered by prospectus only.

Investors are advised to consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis Value Fund. For a prospectus and more complete information, including charges and expenses, please call 800-528-3780 or visit our website at www.aegisvaluefund.com, where an online prospectus is provided. The prospectus should be read carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

Disclosure of Fund Expenses
February 28, 2011
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested and held for the entire semi-annual period, September 1, 2010 – February 28, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses.

Fund	Beginning Account Value 9/1/2010	Ending Account Value(1) 2/28/2011	Annualized Expense Ratio	Expenses Paid During Period(2) 9/1/10 – 2/28/11
Aegis Value Fund
Actual	$1,000.00	$1,379.30	1.45%	$8.53
Hypothetical	1,000.00	1,017.83	1.45%	7.24

(1)	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2010 to February 28, 2011 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period September 1, 2010 to February 28, 2011 was 37.93%.
(2)	Expenses are equal to the Fund’s annualized expense ratio (1.45%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 9/1/2010 and 2/28/2011)

Please see performance data disclosure on page 2

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees.

Key statistics

Average Annual Total Returns (As of February 28, 2011)

	AVALX	Rus. 2000 Val.
Trailing 1 Year	32.3%	28.9%
Trailing 3 Year	10.5%	6.8%
Trailing 5 Year	5.7%	2.9%
Trailing 10 Year	10.6%	8.7%

See performance data disclosure on page 2

Returns on both Aegis Value Fund and Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of December 29, 2010, the effective date of the most recent prospectus, the gross expense ratio for the Fund was 1.45%.

Portfolio Characteristics
February 28, 2011
(Unaudited)

Industry Breakdown

	% of the Fund’s Net Assets
Common Stock		92.6%
Aerospace/Defense	2.1%
Air Freight & Logistics	0.3%
Airlines	0.0%
Capital Markets	1.7%
Chemicals	1.9%
Commercial Banks	0.3%
Construction & Engineering	0.3%
Containers & Packaging	0.5%
Distributors	3.2%
Diversified Financial Services	3.9%
Diversified Telecommunication Services	0.0%
Electronic Equipment, Instruments & Components	2.9%
Energy Equipment & Services	8.9%
Food Products	1.2%
Hotels, Restaurants & Leisure	2.7%
Household Durables	4.4%
Independent Power Producers & Energy Traders	1.9%
Insurance	9.3%
Leisure Equipment & Products	0.7%
Machinery	5.7%
Marine	0.4%
Media	0.8%
Metals & Mining	4.5%
Multiline Retail	1.8%
Oil, Gas & Consumable Fuels	12.5%
Paper & Forest Products	1.0%
Real Estate Investment Trusts	2.0%
Semiconductors & Semiconductor Equipment	0.4%
Specialty Retail	1.4%
Textiles, Apparel & Luxury Goods	5.3%
Thrifts & Mortgage Finance	2.8%
Tobacco	4.8%
Trading Companies & Distributors	3.0%
Preferred Stock		0.7%
Oil, Gas & Consumable Fuels	0.7%
Short-Term Investments*		6.6%
Other Assets and Liabilities		0.1%
Total Net Assets		100.0%

*	Please refer to page 11 for further details.

Schedule of Portfolio Investments
February 28, 2011
(Unaudited)

	Shares	Value
Common Stock – 92.6%
Consumer Discretionary – 20.3%
Distributors – 3.2%
Audiovox Corp. Class A(1)	236,755	$1,960,331
Core-Mark Holding Co., Inc.(1)	102,286	3,472,610
		5,432,941
Hotels, Restaurants & Leisure – 2.7%
Bowl America, Inc. Class A	9,481	128,942
Century Casinos, Inc.(1)	854,644	2,222,074
Frisch's Restaurants, Inc.	18,486	402,995
J. Alexander's Corp.(1)	120,010	624,052
Luby's, Inc.(1)	230,603	1,233,726
		4,611,789
Household Durables – 4.4%
All American Group, Inc.(1)	814,617	195,508
Bassett Furniture Industries, Inc.(1)(2)	1,031,031	6,959,459
Retail Holdings N.V.(1)	32,105	505,654
		7,660,621
Leisure Equipment & Products – 0.7%
Head N.V.(1)(3)	1,776,700	1,152,332
Media – 0.8%
Fisher Communications, Inc.(1)	48,668	1,302,356
Multiline Retail – 1.8%
Duckwall-ALCO Stores, Inc.(1)(2)	231,978	3,168,820
Specialty Retail – 1.4%
Books-A-Million, Inc.	408,457	2,418,065
Textiles, Apparel & Luxury Goods – 5.3%
Delta Apparel, Inc.(1)(2)	469,937	6,170,273
Tandy Brands Accessories, Inc.(1)(2)	348,892	1,050,165
Unifi, Inc.(1)	97,475	1,851,050
		9,071,488
Total Consumer Discretionary		34,818,412

See Notes to Financial Statements.

Schedule of Portfolio Investments – (continued)
February 28, 2011
(Unaudited)

	Shares	Value
Common Stock – (continued)
Consumer Staples – 6.0%
Food Products – 1.2%
Imperial Sugar Co.	198,909	$2,148,217
Tobacco – 4.8%
Alliance One International, Inc.(1)	2,266,555	8,227,595
Total Consumer Staples		10,375,812
Energy – 21.4%
Energy Equipment & Services – 8.9%
Ensco PLC ADR	63,004	3,534,525
GulfMark Offshore, Inc. Class A(1)	88,106	3,910,144
Hornbeck Offshore Services, Inc.(1)	181,766	5,163,972
Leader Energy Services Ltd.(1)(3)	175,433	196,822
Mitcham Industries, Inc.(1)	149,716	1,658,853
Noble Corp.	17,300	773,483
		15,237,799
Oil, Gas & Consumable Fuels – 12.5%
Adams Resources & Energy, Inc.	18,795	530,959
ATP Oil & Gas Corp.(1)	304,979	6,194,123
CVR Energy, Inc.(1)	166,633	3,149,364
Endeavour International Corp.(1)	50,058	676,284
Energy Partners Ltd.(1)	206,896	3,386,887
International Coal Group, Inc.(1)	27,100	267,477
Magnum Hunter Resources, Inc.(1)	97,116	695,350
Patriot Coal Corp.(1)	129,000	3,044,400
Tesoro Corp.(1)	81,087	1,928,249
Western Refining, Inc.(1)	98,500	1,602,595
		21,475,688
Total Energy		36,713,487
Financials – 20.0%
Capital Markets – 1.7%
BKF Capital Group, Inc.(1)	331,200	364,320
Medallion Financial Corp.	140,170	1,135,377
SWS Group, Inc.	271,713	1,464,533
		2,964,230

See Notes to Financial Statements.

Schedule of Portfolio Investments – (continued)
February 28, 2011
(Unaudited)

	Shares	Value
Common Stock – (continued)
Financials – (continued)
Commercial Banks – 0.3%
Citizens Bancshares Corp.	3,024	$14,606
OBA Financial Services, Inc.(1)	38,700	543,348
		557,954
Diversified Financial Services – 3.9%
California First National Bancorp.	370,616	5,410,994
Marlin Business Services Corp.(1)	110,060	1,221,666
		6,632,660
Insurance – 9.3%
American Safety Insurance Holdings Ltd.(1)	281,236	6,004,389
Aspen Insurance Holdings Ltd.	126,400	3,735,120
Penn Millers Holding Corp.(1)	222,416	3,156,083
White Mountains Insurance Group Ltd.	8,300	3,151,925
		16,047,517
Real Estate Investment Trusts – 2.0%
BRT Realty Trust(1)	488,077	3,152,977
CommonWealth REIT	7,775	223,227
Vestin Realty Mortgage I, Inc.(1)	26,809	31,635
		3,407,839
Thrifts & Mortgage Finance – 2.8%
B of I Holding, Inc.(1)	303,593	4,590,326
First Federal of Northern Michigan Bancorp, Inc.(1)	35,640	127,591
		4,717,917
Total Financials		34,328,117
Industrials – 11.8%
Aerospace & Defense – 2.1%
Allied Defense Group, Inc.(1)	215,829	779,143
Sparton Corp.(1)	100,473	783,689
Sypris Solutions, Inc.(1)	496,874	2,086,871
		3,649,703
Air Freight & Logistics – 0.3%
Dart Group PLC(3)	398,812	578,632

See Notes to Financial Statements.

Schedule of Portfolio Investments – (continued)
February 28, 2011
(Unaudited)

	Shares	Value
Common Stock – (continued)
Industrials – (continued)
Airlines – 0.0%
MAIR Holdings, Inc.(1)(2)(4)	1,360,922	$—
Construction & Engineering – 0.3%
Integrated Electrical Services, Inc.(1)	112,101	429,347
Machinery – 5.7%
Hardinge, Inc.	262,597	3,505,670
Tecumseh Products Co., Class A(1)(2)	138,211	1,662,678
Tecumseh Products Co., Class B(1)(2)	398,565	4,661,218
		9,829,566
Marine – 0.4%
Baltic Trading Ltd.	4,300	40,721
Ultrapetrol (Bahamas) Ltd.(1)	122,617	682,976
		723,697
Trading Companies & Distributors – 3.0%
Aircastle Ltd.	410,533	4,959,238
Huttig Building Products, Inc.(1)	90,033	91,834
		5,051,072
Total Industrials		20,262,017
Information Technology – 3.3%
Electronic Equipment, Instruments & Components – 2.9%
Frequency Electronics, Inc.(1)	211,190	1,702,191
Ingram Micro, Inc. Class A(1)	159,800	3,184,814
		4,887,005
Semiconductors & Semiconductor Equipment – 0.4%
ChipMOS TECHNOLOGIES (Bermuda) Ltd.(1)	97,936	713,954
Total Information Technology		5,600,959
Materials – 7.9%
Chemicals – 1.9%
American Pacific Corp.(1)(2)	534,150	3,215,583

See Notes to Financial Statements.

Schedule of Portfolio Investments – (continued)
February 28, 2011
(Unaudited)

	Shares	Value
Common Stock – (continued)
Materials – (continued)
Containers & Packaging – 0.5%
Mod-Pac Corp.(1)(2)	159,725	$897,655
Metals & Mining – 4.5%
Amerigo Resources Ltd.(1)	1,971,600	2,731,168
Horsehead Holding Corp.(1)	188,834	3,123,315
Mercator Minerals Ltd.(1)	9,500	41,819
Universal Stainless & Alloy Products, Inc.(1)	54,278	1,875,305
		7,771,607
Paper & Forest Products – 1.0%
Fibrek, Inc.(1)(3)	1,197,700	1,762,864
Total Materials		13,647,709
Telecommunication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Integrated Telecom Express, Inc.(1)(4)	308,300	3,083
Utilities – 1.9%
Independent Power Producers & Energy Traders – 1.9%
GenOn Energy, Inc.(1)	819,646	3,319,566
Total Common Stock (Cost $161,465,339)		159,069,162
Preferred Stocks – 0.7%
Energy – 0.7%
Oil, Gas & Consumable Fuels – 0.7%
ATP Oil & Gas Corp.(5)	10,600	1,197,800
Total Preferred Stocks (Cost $1,094,550)		1,197,800

See Notes to Financial Statements.

Schedule of Portfolio Investments – (continued)
February 28, 2011
(Unaudited)

	Principal Amount	Value
Short-Term Investments – 6.6%
UMB Bank Money Market Fiduciary, 0.010%(6)	$11,418,381	11,418,381
Total Short-Term Investments (Cost $11,418,381)		11,418,381
Total Investments – 99.9% (Cost $173,978,270)		171,685,343
Other Assets and Liabilities – 0.1%		233,134
Net Assets – 100.0%		$171,918,477

(1)	Non-income producing securities.
(2)	Affiliated Company – The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(3)	Foreign security denominated in U.S. Dollars.
(4)	Company is in liquidation and security is being fair valued according to policies and procedures approved by the Aegis Value Fund Board of Directors.
(5)	144A – Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.
(6)	Variable rate demand deposit; the rate shown is the 7-day effective yield as of February 28, 2011.

ADR — American Depository Receipt

PLC — Public Limited Company

REIT — Real Estate Investment Trusts

See Notes to Financial Statements.

Statement of Assets and Liabilities
February 28, 2011
(Unaudited)

Assets
Investments in unaffiliated companies/securities at value (cost $135,902,036)	$143,899,492
Investments in affiliated companies*/securities at value (cost $38,076,234)	27,785,851
Total investments in securities at value (cost $173,978,270)	171,685,343
Receivable for fund shares sold	365,575
Receivable for investment securities sold	824,766
Interest and dividends receivable	24,323
Prepaid assets	31,982
Total assets	172,931,989
Liabilities
Payable for investment securities purchased	698,020
Payable for fund shares redeemed	98,246
Payable to Investment Advisor	155,923
Other payables	61,323
Total liabilities	1,013,512
Net assets	$171,918,477
Net assets consist of:
Paid-in capital	$197,230,232
Distributions in excess of net investment income	(397,162)
Accumulated net realized loss on investments and foreign currency transactions	(22,621,666)
Net unrealized depreciation of investments and foreign currency translations	(2,292,927)
Net assets	$171,918,477
Capital shares
Authorized (Par value $0.001 per share)	100,000,000
Outstanding	11,851,298
Net asset value, offering and redemption price# per share	$14.51

*	Please refer to Note 6 for additional details.
#	Value may be less than NAV due to redemption fee.

See Notes to Financial Statements.

Statements of Operations
For the Six Months
Ended February 28, 2011
(Unaudited)

Investment Income
Dividends from unaffiliated companies*	$739,538
Interest income	212
Total investment income	739,750
Expenses
Investment advisory fees	943,184
Fund servicing fees	78,599
Transfer agent & custody fees	24,799
Printing and postage fees	20,574
Registration fees	18,410
Directors & chief compliance officer fees	16,549
Insurance fees	11,358
Audit fees	10,895
Legal fees	7,345
Miscellaneous fees	5,199
Net expenses	1,136,912
Net investment loss	(397,162)
Net realized and unrealized gain on investments and foreign currency transactions
Realized gain on:
Investments in unaffiliated companies	12,454,195
Investments in affiliated companies	105,451
Foreign currency transactions	421
Net realized gain on investments and foreign currency transactions	12,560,067
Change in unrealized appreciation on:
Investments in unaffiliated companies	30,846,715
Investments in affiliated companies	7,360,587
Foreign currency translations	461
Net change in unrealized appreciation on investments and foreign currency translations	38,207,763
Net realized and unrealized gain on investments and foreign currency transactions	50,767,830
Net increase in net assets resulting from operations	$50,370,668

*	Net of foreign tax withholding of $2,329.

See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Periods Ended

	Six Months Ended February 28, 2011 (Unaudited)	Year Ended August 31, 2010
Increase in net assets from operations
Net investment loss	$(397,162)	$(754,594)
Net realized gain on investments and foreign currency transactions	12,560,067	21,333,065
Change in unrealized appreciation/(depreciation) on investments and foreign currency translations	38,207,763	(1,736,240)
Net increase in net assets resulting from operations	50,370,668	18,842,231
Distributions
Net investment income	—	(79,019)
Total distributions to shareholders	—	(79,019)
Capital share transactions*
Subscriptions	11,501,085	60,997,859
Distributions reinvested	—	76,425
Redemptions	(34,777,098)	(59,159,183)
Total capital share transactions	(23,276,013)	1,915,101
Net increase in net assets	27,094,655	20,678,313
Net assets at beginning of period	144,823,822	124,145,509
Net assets at end of period	$171,918,477	$144,823,822
Undistributed net investment income/(distributions in excess of net investment income) at end of period	$(397,162)	$—
*Share information
Subscriptions	887,210	5,421,735
Distributions reinvested	—	6,996
Redemptions	(2,799,580)	(5,471,609)
Net decrease in shares	(1,912,370)	(42,878)

See Notes to Financial Statements.

Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each period presented:

	Six Months Ended February 28, 2011 (Unaudited)		For the Years Ended August 31st
			2010	2009	2008	2007	2006
Per share data:
Net asset value – beginning of period	$10.52		$8.99	$12.49	$14.53	$17.72	$18.37
Income from investment operations:
Net investment income/(loss)	(0.03)		(0.05)	0.05	0.33	0.16	0.19
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	4.02		1.59	(3.05)	(1.37)	2.09	1.02
Total from investment operations	3.99		1.54	(3.00)	(1.04)	2.25	1.21
Less distributions to shareholders from:
Net investment income	—		(0.01)	(0.34)	(0.12)	(0.14)	(0.19)
Net realized capital gains	—		—	(0.16)	(0.88)	(5.30)	(1.67)
Total distributions	—		(0.01)	(0.50)	(1.00)	(5.44)	(1.86)
Net asset value – end of period*	$14.51		$10.52	$8.99	$12.49	$14.53	$17.72
Total investment return	37.93	%(2)	17.08%	(21.60)%	(7.17)%	13.61%	7.27%
Ratios (to average net assets)/supplemental data:
Expenses after reimbursement/ recapture and fees paid indirectly	1.45	%(3)	1.45%	1.50%	1.43%	1.38%	1.41	%(1)
Expenses before reimbursement/ recapture and fees paid directly	1.45	%(3)	1.43%	1.53%	1.43%	1.38%	1.42%
Net investment income/(loss)	(0.51	)%(3)	(0.50)%	0.25%	2.10%	0.83%	0.83%
Portfolio turnover	10	%(2)	50%	31%	35%	56%	18%
Net assets at end of period (000's)	$171,918		$144,824	$124,146	$205,739	$352,282	$393,834

*	Redemption fees consisted of per share amounts less than $0.01.
(1)	Ratio after expense reimbursements/recapture, before fees paid indirectly, is 1.42% in 2006.
(2)	Not Annualized.
(3)	Annualized.

See Notes to the Financial Statements

Notes to Financial Statements
February 28, 2011
(Unaudited)

1. The Organization

Aegis Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow. Refer to a current Prospectus for additional information about the Fund.

2. Summary of Significant Accounting Policies

Security valuation.  Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations the Advisor does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund’s net asset value (“NAV”) may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund’s advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Under Fair Value Measurements, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Notes to Financial Statements
February 28, 2011
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of February 28, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$34,818,412	$—	$—	$34,818,412
Consumer Staples	10,375,812	—	—	10,375,812
Energy	36,713,487	—	—	36,713,487
Financials	34,328,117	—	—	34,328,117
Industrials	20,262,017	—	—	20,262,017
Information Technology	5,600,959	—	—	5,600,959
Materials	13,647,709	—	—	13,647,709
Telecommunication Services	—	—	3,083	3,083
Utilities	3,319,566	—	—	3,319,566
Preferred Stock
Energy	—	1,197,800	—	1,197,800
Short-Term Investments*	—	11,418,381	—	11,418,381
Total	$159,066,079	$12,616,181	$3,083	$171,685,343

*	The Company maintains a demand deposit in excess of FDIC Insurance limits. As a result, the Company is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Company manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance September 1, 2010	Transfers into Level 3 during the period	Transfer out of Level 3 during the period	Total realized and change in unrealized gain/(loss)	Purchases	(Sales)	Ending balance February 28, 2011
$3,083	$—	$—	$—	$—	$—	$3,083

Notes to Financial Statements
February 28, 2011
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

Foreign risk and currency translation.  The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments and foreign currencies.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Federal income and excise taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Notes to Financial Statements
February 28, 2011
(Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

Distributions to shareholders.  Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense, and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Other.  The Fund records security transactions based on the trade date. Gains and losses on security transactions are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation, (the “Advisor”) that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2011.

Notes to Financial Statements
February 28, 2011
(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates  – (continued)

Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the semi-annual period ended February 28, 2011, there were no Advisor reimbursements.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. There are no allowable recapturable amounts as of February 28, 2011.

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting. In addition, the Fund pays the chief compliance officer a yearly amount of $20,000, paid on a quarterly basis.

4. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) were $14,585,545 and $47,403,744, respectively, for the semi-annual period ended February 28, 2011.

5. Distributions to Shareholders and Tax Components of Net Assets

At February 28, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$174,449,062
Gross unrealized appreciation	$35,122,188
Gross unrealized depreciation	(37,885,907)
Unrealized appreciation on foreign currency	7,076
Net unrealized depreciation	$(2,756,643)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Notes to Financial Statements
February 28, 2011
(Unaudited)

5. Distributions to Shareholders and Tax Components of Net Assets  – (continued)

The tax character of distributions paid during the tax years ended August 31, 2010 and 2009 were as follows:

	2010	2009
Distribution paid from:
Ordinary income	$79,019	$7,435,417
Long-term capital gains	—	—
Total distributions	$79,019	$7,435,417

As of August 31, 2010, the Fund had a capital loss carryover of $34,475,471, of which $840,544 expires in the year 2017 and $33,634,927 expires in the year 2018. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

For the tax year ended August 31, 2010, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(34,475,471)
Unrealized depreciation on investments and foreign currency	(41,206,952)
Total accumulated deficit	$(75,682,423)

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit or expense to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended February 28, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next twelve months.

Notes to Financial Statements
February 28, 2011
(Unaudited)

6. Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at year-end are noted in the Fund’s schedule of portfolio investments. Transactions during the period with companies which are or were affiliates are as follows:

	Value Beginning of Period	Purchases	Sales Proceeds	Realized Gain/Loss	Dividends Credited to Income	Value End of Period
All American Group, Inc.*	$243,571	$—	$—	$—	$—	$195,508
American Pacific Corp.	2,499,822	—	—	—	—	3,215,583
Bassett Furniture Industries, Inc.	4,908,891	—	22,227	(42,219)	—	6,959,459
Delta Apparel, Inc.	6,341,542	—	262,379	129,591	—	6,170,273
Duckwall-ALCO Stores, Inc.	3,187,378	—	—	—	—	3,168,820
MAIR Holdings, Inc.	—	—	—	—	—	—
Mod-Pac Corp.	702,790	—	—	—	—	897,655
Tandy Brands Accessories, Inc.	1,081,565	—	—	—	—	1,050,165
Tecumseh Products Co., Class A**	1,709,789	—	101,608	18,079	—	1,662,678
Tecumseh Products Co., Class B	4,603,426	—	—	—	—	4,661,218
Total	$25,278,774	$—	$386,214	$105,451	$—	$27,981,359

*	No longer affiliated as of February 28, 2011.
**	Class A shares of Tecumseh Products Co. did not reflect affiliated status as of February 28, 2011. Holdings in Class B shares represent more than 5% of the outstanding shares of that class, and more than 5% of the voting control of the company, therefore Tecumseh Products Co. remains an affiliated company of Aegis Value Fund.

7. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the period ended February 28, 2011, events and transactions subsequent to February 28, 2011, have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

Other Information
(Unaudited)

Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Code of Ethics:

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available without charge, by calling the Fund at 800-528-3780.

Proxy Voting:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, by calling the Fund at 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2010 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the Commission’s website at http://www.sec.gov.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on October 26, 2010, the Board considered and approved the advisory agreement between the Fund and AFC (the “Advisory Agreement”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”).

In its deliberations on the Agreements, the Board considered the Section 15(c) Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) Information that was all-important or controlling, and evaluated all information available to it. The Board concluded that the terms of the Agreement are appropriate, that the fees to be paid by the Fund are reasonable in light of the services to be provided to the Fund and that the Agreement should be renewed. In approving the renewal of the Agreement, the Board, including the Independent Directors, considered and reached the following conclusions with respect to the following factors.

Other Information
(Unaudited)

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed and considered the scope of services provided by AFC to the Fund as well as the nature and quality of the services provided by AFC to the Fund. The Board evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures, including its trade allocation and brokerage allocation procedures. The Board considered information regarding AFC’s resources, including its in-house research capabilities and recent changes to personnel, and AFC’s future plans for the Fund. On the basis of these and other factors, the Board determined that the scope and nature and quality of the services provided by AFC were consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund, and concluded that the nature and quality of services provided by AFC to the Fund were appropriate.

B. The Investment Performance of the Fund and AFC

In connection with its review, the Board reviewed statistical information prepared by AFC comparing the Fund’s performance with the performance of its benchmark and with the performance of comparable funds. The Board considered that some of the information was derived from information made available publicly on Morningstar.com (an independent research service) and some of the information was derived from information provided by the Fund’s administrator (i.e., information regarding the performance of the Fund for the recent 9-month period ended September 30, 2010 and the 1-year, 3-year, 5-year, 10-year and since inception periods ended September 30, 2010.) The Board noted that AFC subscribes to Morningstar.com, but does not pay for any particular research information.

The Board noted that during the most recent 9-month period ended September 30, 2010, the Aegis Value Fund returned 9.69%, outperforming the return of its benchmark index, the Russell 2000 Value Index, which returned 7.92% during same period. For the 1-year, 3-year, 5-year and 10-year periods ended September 30, 2010, the Fund returned 18.17%, -1.87%, 3.01% and 10.23% (average annual total return), compared to 11.84%, -4.99%, 0.73% and 7.72% for the Russell 2000 Value Index. Since inception on May 15, 1998 through September 30, 2010, the Fund has an average annual return of 9.80% versus 5.98% for the Russell 2000 Value Index. The Board also considered information comparing the performance of the Aegis Value Fund with the performance of at least twenty U.S. small-cap value funds.

Based on the Fund’s comparative performance information presented at the meeting, the Board concluded that the Funds’ performance was satisfactory.

Other Information
(Unaudited)

C. AFC Profitability

The Board reviewed AFC’s profitability estimates. The Board considered representations made by AFC with respect to (i) the profitability of managing the Fund to the Adviser, (ii) expenses reimbursed by the Adviser under the Fund’s Expense Limitation Agreement, and (iii) other benefits that might accrue to AFC as a result of its relationship with the Fund. Those benefits include the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients. The Board determined that these factors would not prevent the Board from approving the continuation of the Agreements.

D. Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Fund’s asset levels. The Board considered economies of scale and whether existing fees might require adjustment. The Board noted that, during 2010, assets of the Aegis Value Fund increased from $137.8 million to $154.2 million. The Board determined that AFC did not realize any material economies of scale during 2010, and that the Funds would have to show substantial growth in assets before any material economies of scale could be achieved.

The Board did not believe that any modification of existing fee levels was necessary in light of the fact that the Fund’s total annual expense ratio (after taking into account the Expense Limitation Agreement) was comparable to the average expense ratio of the Fund’s peers included in the statistical information prepared by AFC.

E. Comparisons of the Services to be Rendered and Fee Amounts

The Board reviewed the fees paid to AFC and the Fund’s overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisers to similarly-situated funds. In evaluating the Fund’s advisory fees, the Board also took into account the demands, complexity and quality of the investment management of the Fund.

The Board did not compare the fees paid to AFC by the Funds against the fees paid to AFC by its other non-investment company advisory clients because of the significant differences between the investment objectives and contractual and regulatory requirements applicable to the Funds and the other clients.

With respect to Aegis Value Fund, the Board noted that the Fund paid an advisory fee of 1.20% of net assets during fiscal 2010 and that other Fund expenses were 0.25%, for a total expense ratio of 1.45%. The Board considered that AFC recouped from the Fund advisory fees previously waived in the amount of $28,090 according to the Expense Limitation Agreement between the Fund and AFC. The Board noted that according to a search of small-cap value funds on Morningstar.com, the peer group median gross expense ratio of the 357 small cap value funds is 1.54% and the

Other Information
(Unaudited)

peer group median net expense ratio of those funds is 1.41%. The Board also noted that the median management fee percentage of the 381 small cap value funds currently tracked by Morningstar is 0.85%, with the median size of the funds being $204.9 million.

The Board concluded that the Fund’s advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund’s overall expense ratio was reasonable in light of its small size and the expense ratios of other similarly situated funds.

Aegis Value Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175
Phone: (800) 528-3780
www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
  Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Registered
Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Counsel
Seward & Kissel, LLP
1200 G Street, N.W., Suite 350
Washington, D.C. 20005

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

 Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics

Not applicable to semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (a) and (b)).

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing (Exhibits (c) and (d)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date:	April 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott L. Barbee
Scott L. Barbee, President

Date:	April 27, 2011

By:	/s/ Sarah Q. Zhang
Sarah Q. Zhang, Treasurer

Date:	April 27, 2011